UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2013

INTERNATIONAL RECTIFIER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-7935	95-1528961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 N. Sepulveda Blvd., El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On August 19, 2013, International Rectifier Corporation (the “Company”) issued a press release announcing its financial results for the fourth fiscal quarter and full year of fiscal year 2013.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 2.02 of this Report on Form 8-K, including Exhibit 99.1, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws

On August 16, 2013, the Board of Directors (“Board”) of the Company approved an amendment to the Company’s Amended and Restated Bylaws by adding a new Article X, effective as of August 16, 2013, providing that:

Unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for:

(a)         any derivative action or proceeding brought on behalf of the Company,

(b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company   to the Company or the Company’s stockholders,

(c) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to the Delaware General Corporation Law or the Company’s certificate of incorporation or Bylaws (as either may be amended from time to time), or

(d) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine of the State of Delaware shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware).

The above description is qualified in its entirety to the copy of the Company’s Amended and Restated Bylaws attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure

On August 19, 2013, the Company issued a press release announcing its financial results for the fourth fiscal quarter and full year of fiscal year 2013.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The Company’s Board has approved November 4, 2013 as the date of the Company’s 2013 Annual Meeting of Stockholders.  The record date for the 2013 Annual Meeting of Stockholders has been set by the Board to be September 13, 2013.

The information in this Item 7.01, of this Current Report on Form 8-K, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report. The furnishing of the information in this Item 7.01 of this report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material investor information that is not otherwise publicly available.

Item 9.01.  Financial Statement and Exhibits

(d)  Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of International Rectifier Corporation, amended as of August 16, 2013.

99.1	Press release of International Rectifier Corporation, dated August 19, 2013, reporting financial results for the fourth quarter and full year of fiscal year 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2013	INTERNATIONAL RECTIFIER CORPORATION
	By:	/s/ Timothy E. Bixler
		Name:	Timothy E. Bixler
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of International Rectifier Corporation, amended as of August 16, 2013.

99.1	Press release of International Rectifier Corporation, dated August 19, 2013, reporting financial results for the fourth quarter and full year of fiscal year 2013.